UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2010

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2010, the compensation committee (the “Committee”) of the board of directors of Virgin Media Inc. (the “Company”), approved an increase in the annual base salary of Neil Berkett, the Company’s Chief Executive Officer, from £550,000 to £650,000 with effect from April 1, 2010. The Committee also approved the following equity incentives with respect to Mr. Berkett, which were granted on April 26, 2010:

(i)    a grant of options over 5 years totaling 107,795 shares. 20% of these options will vest on January 1 of each year from 2011 to 2015. Of this total, options with a face value of £30,000 were granted under the Company’s Share Option Plan (“CSOP”);

(ii)   a grant, contingent upon meeting certain performance criteria over 3 years (2010-2012), of up to 134,743 restricted stock units. These restricted stock units will vest in 2013, on the achievement of the same performance conditions provided for senior executive officers in the Company’s 2010-2012 long-term incentive plan (the “2010 LTIP”), but, in proportion to the level of grant, with lower vesting at lower levels of performance and higher leverage at higher levels of performance. As previously noted, Mr. Berkett did not participate in the 2010 LTIP; and

(iii)  a grant, contingent upon meeting certain performance criteria in 2010, of up to 26,949 restricted stock units. These restricted stock units will vest in 2011, on the achievement of the following specific operational and financial performance standards in respect of the Company’s 2010 fiscal year:

•      8,983 restricted stock units will vest only upon the achievement of a subscriber growth target;

•      8,983 restricted stock units will vest only upon the achievement of both a revenue target and a gross margin target; and

•      8,983 restricted stock units will vest only upon the achievement of a simple cash flow target.

Other than as described above, the grants described in (i) and (ii) above are based on the same standards and conditions as provided in the 2010 LTIP or, as applicable, the CSOP. A description of each of the 2010 LTIP and the CSOP is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2010 (the “January 2010 8-K”) and incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of the CSOP and the text of the applicable grant agreements, which are attached as Exhibits 10.1 through 10.5 to the January 2010 8-K and incorporated herein by reference. Of course, the vesting date for the grant described in (iii) above is on or before April 30, 2011 (not 2013 as specified in the standard form).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010	VIRGIN MEDIA INC.

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary